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                                                                   Exhibit 10.17

                            CYBERSOURCE CORPORATION

                      1999 NONQUALIFIED STOCK OPTION PLAN

     1.   Purpose.  This 1999 Nonqualified Stock Option Plan/1/ ("Plan") is
          -------
established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of CyberSource Corporation, a Delaware corporation (the "Company"). Capitalized terms not previously defined herein are defined in Section 17 of this Plan.

     2.   Types of Options and Shares.  Options granted under this Plan (the
          ---------------------------
"Options") shall be nonqualified stock options (also known as "nonstatutory stock options") ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of Common Stock of the Company ("Common Stock").

     3.   Number of Shares.  The aggregate number of Shares that may be
          ----------------
issued pursuant to Options granted under this Plan is 1,100,000 Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. Shares that actually have been issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

     4.   Eligibility.  Options may be granted to employees, officers,
          -----------
directors, consultants, independent contractors and advisors (provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee (as defined in Section 14) in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under this Plan.

     5.   Terms and Conditions of Options. The Committee shall determine the
          -------------------------------
number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          (a)  Form of Option Grant.  Each Option granted under this Plan shall
               --------------------
be evidenced by a written Stock Option Grant (the "Grant") in substantially the form attached hereto as Exhibit A or such other form as shall be approved by the Committee.

          (b)  Date of Grant.  The date of grant of an Option shall be the date
               -------------
on which the Committee makes the determination to grant such Option unless otherwise specified by the

____________________________
     /1/  Approved by the Company's Board of Directors on October 18, 1999.

          (c) Committee and subject to applicable provisions of the Code. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however, that if, for any reason, including a unilateral decision by the Committee not to execute an agreement evidencing such Option, a written Grant is not executed within sixty (60) days after the date of grant, such Option shall be deemed null and void (at the discretion of the Committee). No Option shall be exercisable until such Grant is executed by the Company and the Optionee.

          (d)  Exercise Price.  The exercise price of an NQSO shall be not less
               --------------
than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted.

          (e)  Exercise Period. Options shall be exercisable within the times or
               ---------------
upon the events determined by the Committee as set forth in the Grant; provided, however, that, so long as required by Applicable Laws, each Option must become exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted; provided further, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted. The Committee may grant an Option whereby the Optionee may elect to exercise any or all of the Option prior to full vesting. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate.

          (f)  Options Non-Transferable. To the extent provided in an individual
               ------------------------
Grant, NQSOs shall be transferable by gift to members of the Optionee's Immediate Family, by instrument to an inter vivos or testamentary trust under which the NQSOs are to be passed to beneficiaries upon the death of the Optionee as settlor of the trust, by will, and by the laws of descent and distribution.

          (g)  Termination of Options. Except as otherwise provided in an
               ----------------------
Optionee's Grant, Options granted under the Plan shall terminate and may not be exercised if the Optionee ceases to be employed by, or provide services to, the Company, any Parent or Subsidiary of the Company or by or to any Affiliate of the Company. An Optionee shall be considered to be employed by the Company for all purposes under this Section 5(f) if the Optionee is a full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that the Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether an Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

          (h)  Termination Generally.  If an Optionee ceases to be employed by
               ---------------------
the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Options which are then exercisable (and only to the extent exercisable) (the "Vested Options") by the Optionee on the Termination Date, may be exercised by the Optionee, but only within three months after the Termination Date or such shorter period of time as

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provided in the Grant, but in no event less than thirty (30) days; provided that
Options may not be exercised in any event after the Expiration Date.

          (i)  Death or Disability. If an Optionee's employment with the Company
               -------------------
and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of the Optionee or the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Vested Options, as determined on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative), but only within twelve (12) months after the Termination Date; and provided further that Options may not be exercised in any event later than the Expiration Date. If an Optionee's employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of a disability of the Optionee which is not permanent and total within the meaning of Section 22(e)(3) of the Code, the Vested Options, as determined on the Termination Date, may be exercised by the Optionee or the Optionee's legal representative, but only within six (6) months after the Termination Date; and provided further that Options may not be exercised in any event later than the Expiration Date.

     6.   Exercise of Options.
          -------------------

          (a)  Notices. Options may be exercised only by delivery to the Company
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of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

          (b)  Payment.  Payment for the Shares may be made in cash (by check)
               -------
or, where permitted by law any of the following methods approved by the Committee, or any combination thereof, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option (but only to the extent that such exercise would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee); (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) through delivery of a promissory note for the full exercise price bearing interest at such rate with the note due at such time, on a secured or unsecured basis, as determined by the Committee; (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; and/or (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee

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irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

          (c)  Withholding Taxes.  Prior to issuance of the Shares upon exercise
               -----------------
of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the "Tax Date"). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

               (i) the election must be made on or prior to the applicable Tax Date;

               (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made; and

               (iii) all elections shall be subject to the consent or disapproval of the Committee.

          (d)  Limitations on Exercise.  Notwithstanding anything else to the
               -----------------------
contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

     7.   Restrictions on Shares.  At the discretion of the Committee, the
          ----------------------
Company may reserve to itself and/or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time (but not to exceed ninety
(90) days of the later of termination or exercise of the Option, if required by Applicable Laws), as determined by the Committee at the time of grant at the higher of (i) the Optionee's original purchase price or, (ii) the Fair Market Value of such Shares. Shares may be repurchased at Optionee's original purchase price provided that, so long as required by Applicable Laws, such right to repurchase as to employees lapses at the rate of at least twenty percent (20%) of the Shares subject to the Option per year over five (5) years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable).

     8.   Modification, Extension and Renewal of Options.  The Committee shall
          ----------------------------------------------
have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the

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Optionee, impair any rights under any Option previously granted. The Committee shall have the power to reduce the exercise price of outstanding options; provided, however, that the exercise price per share may not be reduced below the minimum exercise price that would be permitted under Section 5(c) of this Plan for options granted on the date the action is taken to reduce the exercise price.

     9.   Privileges of Stock Ownership.  No Optionee shall have any of the
          -----------------------------
rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. The Company shall provide to each Optionee, regardless of the reports provided to shareholders in general, a copy of the annual financial statements of the Company within a reasonable time frame following the end of the fiscal year of the Company.

     10.  No Obligation to Employ; No Right to Future Grants.  Nothing in this
          --------------------------------------------------
Plan or any Option granted under this Plan shall confer on any Optionee any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment or other relationship at any time, with or without cause, or (b) to have any Option(s) granted to such Optionee under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

     11.  Adjustment of Option Shares.  In the event that the number of
          ---------------------------
outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded down to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

     12.  Assumption of Options by Successors.
          -----------------------------------

          (a) In the event of (i) a merger or consolidation as a result of which the holders of voting securities of the Company prior to the transaction hold shares representing less than 51% of the voting securities of the Company after giving effect to the transaction (other than a merger or consolidation with a wholly-owned subsidiary or where there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees, an equivalent option shall be substituted by

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

such successor corporation or the successor corporation shall provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Optionees' options such as the exercise price and the vesting schedule), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

               (b) In the event such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in subsection (a) above, or in the event of a dissolution or liquidation of the Company, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date specified in a written notice given by the Committee to the Optionees specifying the terms and conditions of such termination (which date shall be at least twenty (20) days after the date the Committee gives the written notice).

          13.  Adoption.  This Plan shall become effective on the date that it
               --------
is adopted by the Board of Directors of the Company (the "Board").

          14.  Administration.  This Plan may be administered by the Board or a
               --------------
Committee appointed by the Board (the "Committee"). At all times during which the Company is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to grants of awards to directors or employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. As used in this Plan, references to the "Committee" shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan, any related agreements, or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

          15.  Term of Plan.  Options may be granted pursuant to this Plan from
               ------------
time to time on or prior to October 17, 2009, a date which is less than ten years after the date of approval of this Plan by the Board pursuant to Section 13 of this Plan.

          16.  Amendment or Termination of Plan.  The Board or Committee may, at
               --------------------------------
any time, amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his or her consent. To the extent necessary to comply with Applicable Laws, the Company shall obtain approval of the stockholders of the Company of any plan amendment in such a manner and to such a degree as required. Without limiting the foregoing, the Board or Committee may at any time or from time to time authorize the Company, with the consent of the respective Optionees, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options.

          17.  Certain Definitions.  As used in this Plan, the following terms
               -------------------
shall have the

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

following meanings:

          (a) "Affiliate" means any corporation that directly, or indirectly
              -----------
through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          (b) "Applicable Laws" means the legal requirements relating to the
              -----------------
administration of stock incentive plans, if any, under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company's incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents therein.

          (c) "Fair Market Value" shall mean the fair market value of the Shares
              -------------------
as determined by the Committee from time to time in good faith, and if required by Applicable Laws, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or is a Nasdaq National Market security, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination.

          (d) "Immediate Family" means an individual who is a member of the
              ------------------
Optionee's "immediate family" as that term is defined under Rule 16a-1(e) of the Exchange Act.

          (e) "Parent" means any corporation (other than the Company) in an
              --------
unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (f) "Subsidiary" means any corporation (other than the Company) in an
              ------------
unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      18. Information to Optionees.  The Company shall provide to each
          ------------------------
Optionee, during the period for which such Optionee has one or more options outstanding, copies of financial statements at least annually.

      19. Applicable Law and Regulations.  The obligations of the Company
          ------------------------------
under this Plan

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

are subject to the approval of state and federal authorities or agencies with jurisdiction over the subject matter hereof. The Company shall not be obligated to issue or deliver shares under this Plan if such issuance or delivery would violate applicable state or federal securities laws.

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

                                   EXHIBIT A

                              STOCK OPTION GRANT
                              ------------------

Optionee:

Address:

Total Shares Subject to Option:

Exercise Price Per Share:

Date of Grant:

Expiration Date of Option

Type of Option:                     Nonqualified

     1.  Grant of Option.  CyberSource Corporation, a Delaware corporation
         ---------------
(the "Company"), hereby grants to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of Common Stock ("Common Stock") of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Grant and the Company's 1999 Nonqualified Stock Option Plan, as amended to the date hereof (the "Plan"). This Option is not intended to qualify as an "incentive stock option" ("ISO") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.


     2.  Exercise Period of Option.
         ----------------------------

         (a) The Optionee has option rights hereunder to purchase a total of ___________ Shares which shall become exercisable during the time periods as set forth in this Section 2. On and after ______________ [one year from date of grant], this Option may be exercised by the Optionee for the purchase of ________ [fraction] of the Shares covered by this Option (_______ Shares), or any portion thereof. On or after the last day of each full month following __________ [one year from the date of grant] this Option may be exercised by the Optionee for the purchase of an additional ________ [fraction] of the Shares covered by this Option (_________ Shares), or any portion thereof. Once a portion of this Option becomes exercisable it shall remain exercisable until the Expiration Date, or until it terminates pursuant to the terms of Section 4 hereof, whichever is first to occur.

         (b) The minimum number of Shares that may be purchased upon any partial exercise of the Option is one hundred (100) shares.

         (c) This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an

        Exhibit A to CyberSource Corporation 1999 Stck Option Agreement
                             Form of Stock Option Grant

Option is exercisable in accordance with the above schedule as of the applicable dates shall be deemed "Vested Options."


     3.  Restriction on Exercise. This Option may not be exercised unless such
         -----------------------
exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company's Common Stock may be listed or quoted at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

     4.  Termination of Option. Except as provided below in this Section 4, this
         ---------------------
Option shall terminate and may not b exercised if Optionee ceases to be employed by, or provide services to, the Company, by any Parent or Subsidiary of the Company or, by or to any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is a full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

         (a) Termination Generally.  If Optionee ceases to be employed by the
             ---------------------
Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within thirty (30) days after the Termination Date; provided that this Option may not be exercised in any event after the Expiration Date.

         (b) Death or Disability.  If Optionee's employment with the Company
             -------------------
and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of Optionee or the disability of Optionee, including, without limitation, such disability as defined in Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative), but only within twelve (12) months after the Termination Date; provided that this Option may not be exercised in any event later than the Expiration Date.

         (c) No Right to Employment.  Nothing in the Plan or this Grant shall
             ----------------------
confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

     5.  Manner of Exercise.
         ------------------

       Exhibit A to CyberSource Corporation 1999 Stock Option Agreement
                          Form of Stock Option Grant

       (a) Exercise Agreement.  This Option shall be exercisable by delivery
           ------------------
to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit 1, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

       (b) Exercise Price.  The Stock Option Exercise Agreement shall be
           --------------
accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in (by check), or, where permitted by law, by any of the following methods approved by the Committee, or any combinations thereof:

       [ ] (i) by cancellation of indebtedness of the Company to the Optionee;


       [ ] (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, or which were obtained by Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option (but only to the extent that such exercise would not result in an accounting compensation change with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee);

       [ ] (iii)  by waiver of compensation due or accrued to Optionee for services rendered;

       [ ] (iv) by delivery of a promissory note in the amount of $__________ with such terms as determined by the Committee;

       [ ] (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

       [ ] (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the

       Exhibit A to CyberSource Corporation 1999 Stock OPtion Agreement
                          Form of Stock Option Grant
                      exercise price directly to the Company.


          (c)   Withholding Taxes.  Prior to the issuance of the Shares upon
                -----------------
exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 6(c) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

          (d)   Issuance of Shares.  Provided that such Stock Option Exercise
                ------------------
Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

     6.   Nontransferability of Option. This Option may not be transferred in
          ----------------------------
any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or any permitted transferee as set forth in the Plan. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

     7.   Federal Tax Consequences. Set forth below is a brief summary as of the
          ------------------------
date this form of Option Grant was adopted of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)   Exercise of Nonqualified Stock Option.  There may be a regular
                -------------------------------------
federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (b)   Disposition of Shares.  If Shares are held for at least one year
                ---------------------
before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes.

     8.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Grant shall be submitted by Optionee or the Company to the Company's Board of Directors or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on Optionee

       Exhibit A to CyberSource Corporation 1999 Stock OPtion Agreement
                          Form of Stock Option Grant

     9.   Entire Agreement.  The Plan and the Stock Option Exercise Agreement
          ----------------
attached hereto as Exhibit 1 are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     10.  Corporate Transactions.
          ----------------------

               (a)    Definitions.  For purposes of this Grant, the following
                      -----------
terms shall have the meanings set forth below:

                      (i) "Annual Base Salary" means Optionee's annual base salary at the rate in effect during the last regularly scheduled payroll period immediately preceding (i) the Change in Control or (ii) the Covered Termination, whichever is greater.

                      (ii) "Change in Control" means the occurrence of any of the following events:

                                 (A) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) fifty-percent (50%) or more of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve either a plan of liquidation or dissolution of the Company or an agreement for the sale, lease, exchange or other transfer or disposition by the Company of fifty-percent (50%) or more of the Company's assets; or

                           (B) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's outstanding common stock.

               (iii) "Constructive Termination" means that the Optionee voluntarily terminates his employment after any of the following are undertaken without Optionee's express written consent:

                           (A) the assignment to Optionee of any duties or responsibilities which result in any material diminution or material

       Exhibit A to CyberSource Corporation 1999 Stock OPtion Agreement
                          Form of Stock Option Grant
               adverse change of Optionee's position, status or circumstances of employment as in effect immediately prior to a Change in Control of the Company; a change in Optionee's titles or offices as in effect immediately prior to a Change in Control of the Company which results in any material diminution or material adverse change of Optionee's position, status or circumstances of employment; or any removal of Optionee from or any failure to re-elect Optionee to any of such positions, except in connection with the termination of his employment for death, disability, retirement, fraud, misappropriation, embezzlement or any other voluntary termination of employment by Optionee other than a Constructive Termination; provided, however, that no Constructive Termination shall be deemed to occur following a Change in Control of the Company by merely virtue of the Company operating as a subsidiary or division of the acquiring company if the Optionee continues with no material adverse change or material diminution in Optionee's title, duties or responsibilities following the Change in Control;

                    (B) a reduction by the Company in Optionee's Annual Base
               Salary by greater than ten (10) percent;

                    (C) any failure by the Company to continue in effect any
               benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which Optionee is participating at the time of a Change in Control of the Company (hereinafter referred to as "Benefit Plans"), or the taking of any action by the Company which would materially adversely affect Optionee's participation in or reduce Optionee's benefits under the Benefit Plans or deprive Optionee of any fringe benefit enjoyed by Optionee at the time of a Change in Control of the Company; provided, however, that no Constructive Termination shall be deemed to occur following a Change in Control of the Company if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the Benefit Plans as determined in good faith by the Company;

                    (D) a relocation of Optionee, or the Company's principal
               offices if Optionee's principal office is at such offices, to a location more than forty (40) miles from the location at which Optionee was performing his duties prior to a Change in Control of the Company, except for required travel by Optionee on the Company's business to an extent substantially consistent with Optionee's business travel obligations at the time of a Change in

       Exhibit A to CyberSource Corporation 1999 Stock Option Agreement
                          Form of Stock Option Grant
               control of the Company;

                    (E) any material breach by the Company of any provision of this Grant; or

                    (F) any failure by the Company to obtain the assumption of this Grant by any successor or assign of the Company.

          (iv) "Covered Termination" means an Involuntary Termination or a Constructive Termination occurring in either case within one (1) year following a Change in Control. No other event shall be a Covered Termination for purposes of this Grant.

          (v) "Involuntary Termination" means Optionee's dismissal or discharge by the Company (or, if applicable, by the successor entity) for reasons other than commission of a felony or any other crime involving moral turpitude, repeated failure to perform services in accordance with the requests of superiors within the context of Optionee's duties, or the commission of a material fraud, misappropriation, embezzlement or other act of gross dishonesty on the part of Optionee which resulted in material loss, damage or injury to the Company.

     The termination of an Optionee's employment would not be deemed to be an "Involuntary Termination" if such termination occurs as a result of the death or disability of Optionee.



          (b)  Stock Option Vesting Acceleration.  One-half (1/2) of the Shares
               ---------------------------------
covered by this Option which are then unvested shall become fully vested and exercisable immediately upon the occurrence of a Covered Termination. By way of example and solely for illustrative purposes, if at the time of a Covered Termination Optionee holds stock options covering the purchase of 100,000 shares of Company stock which are exercisable as to 50,000 shares and not exercisable as to 50,000 shares, the stock options shall be exercisable as to an additional 25,000 shares due to the Covered Termination. Except as set forth herein, the terms of the Grant shall remain in full force and effect and subject to the terms of the Plan. The Company recommends that Optionee obtain the advice of his tax advisor prior to entering into this Grant.

                              CYBERSOURCE CORPORATION, a Delaware corporation



                              By:    ______________________________________
                              Name:  ______________________________________
                              Title: ______________________________________

       Exhibit A to CyberSource Corporation 1999 Stock Option Agreement
                          Form of Stock Option Grant

                                  ACCEPTANCE
                                  ----------

     Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.


                                   OPTIONEE


                                   By:   _____________________________
                                   Name: _____________________________
                                   Date: _____________________________

                        EXHIBIT 1 TO STOCK OPTION GRANT

                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

     This Agreement is made this _____ day of ________________, _____ between CyberSource Corporation, a Delaware corporation (the "Company"), and the optionee named below ("Optionee").


Optionee:

Address:

Total Shares Subject to Option:

Exercise Price Per Share:

Date of Grant:

Expiration Date of Option

Type of Option:                    Nonqualified

     Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Grant, as follows [check as applicable and complete]:

     [ ] cash (check) in the amount of $___________, receipt of which is acknowledged by the Company;

     [ ] by delivery of ____________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $_________ per share (determined in accordance with the Plan) (but only to the extent that such exercise would not result in an accounting compensation change with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee);

     [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $______________;

     [ ] through delivery of a promissory note in the amount of $_________ with such terms as determined by the Committee;

     [ ] by delivery of a "same day sale" commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price of $_________ and whereby the NASD Dealer irrevocably commits upon receipt of

                      Exhibit 1 to Form Stock Option Grant
                    Form of Stock Option Exercise Agreement
          such Shares to forward the exercise price directly to the Company (this payment method may be used only if a public market for the Company's stock exists); or

     [ ] by delivery of a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price of $_________ directly to the Company (this payment method may be used only if a public market for the Company's stock exists).

The Company and Optionee hereby agree as follows:

     1.   Purchase of Shares.  On this date and subject to the terms and
          ------------------
conditions of this Agreement, Optionee hereby exercises the Stock Option Grant between the Company and Optionee dated as of the Date of Option Grant set forth above (the "Grant"), with respect to the Number of Shares Purchased set forth above of the Company's Common Stock (the "Shares") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the "Purchase Price") and the Price per Share set forth above (the "Purchase Price Per Share"). The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares. Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.

     2.   Market Standoff Agreement.  Optionee agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify for employee shareholders generally.

     3.   Stop-Transfer Notices.  Optionee understands and agrees that, in order
          ---------------------
or ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     4.   Tax Consequences.  OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER
          ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

     5.   Entire Agreement.  The Plan and Grant are incorporated herein by
          ----------------
reference.  This

                      Exhibit 1 to Form Stock Option Grant
                    Form of Stock Option Exercise Agreement

Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.


Submitted By:                         Accepted By:

"OPTIONEE"                            "COMPANY"

                                      CyberSource Corporation, a Delaware
                                      corporation


     _____________________________    By:   __________________________________
Name:_____________________________    Name: __________________________________
Address:   _______________________    Title:__________________________________
           _______________________
           _______________________


Dated: ______ __, ____                Dated: ______ __, _____




                      Exhibit 1 to Form Stock Option Grant
                    Form of Stock Option Exercise Agreement